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                                                                    Exhibit 10.3


               THE AMERICAN MATERIALS & TECHNOLOGIES CORPORATION
                             1997 STOCK OPTION PLAN
        AS AMENDED MARCH 13, 1998 AND AS FURTHER AMENDED EFFECTIVE AS OF
                                OCTOBER 9, 1998

SECTION 1.  PURPOSE

            (a) This 1997 Stock Option Plan (the "Plan") of The American Materials & Technology Corporation, a Delaware corporation (the "Company"), is designed to provide additional incentive to executives and other key employees of the Company and its subsidiaries and for certain other individuals providing services to or acting as directors of the Company or its subsidiaries. The Company intended that this purpose would be effected by the granting of incentive stock options ("Incentive Stock Options") as defined in Section 422 of the Internal Revenue code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") under the Plan which would afford such executives, key employees, directors and other eligible individuals an opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of its Common Stock. The Company intended that Incentive Stock Options issued under the Plan would qualify as "incentive stock options" as defined in Section 422 of the Code and the terms of the Plan shall be interpreted in accordance with this intention; provided, however, that no option granted hereunder would qualify as an "incentive stock option" unless the Plan was approved by the stockholders of the Company within twelve months prior to or following the adoption of the Plan by the Board. The terms "parent" and "subsidiary" shall have the respective meanings set forth in Section 424 of the Code.

            (b)  Pursuant to an Agreement and Plan of Merger dated as of July
8, 1998, as amended (the "Merger Agreement"), among the Company, Cytec Industries Inc. ("Cytec") and CAM Acquisition Corp., Cam Acquisition Corp. merged with and into the Company on October 9, 1998 and the Company became a wholly-owned subsidiary of Cytec. In accordance with the Merger Agreement, this Plan has been amended and restated to reflect that all outstanding options under the Plan have been converted into options to purchase common stock, par value $0.01 share ("Cytec Common Stock") as provided in Section 3.1 and to make other appropriate changes.
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SECTION 2  ADMINISTRATION

        2.1 BOARD OF DIRECTORS. The Plan shall be administered by the Board of Directors of the Company (the "Board").

        2.2 POWERS OF THE BOARD. The Board shall not have the power to grant any additional options under the Plan on or after October 9, 1998.
Subject to the terms and conditions of the Plan, the Board shall have the power:

             (a) To construe and interpret the Plan and options granted thereunder and to establish, amend, and revoke rules and regulations for administration of the Plan. In this connection, the Board may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any option agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Board in the exercise of this power shall be final and binding upon the Company and optionees;

             (b) To make, in its sole discretion, changes to any outstanding option granted under the Plan, including: (i) to reduce the exercise price, (ii) to accelerate the vesting schedule or (iii) to extend the expiration date; and

             (c) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

SECTION 3.   STOCK

        3.1 STOCK TO BE ISSUED. The stock subject to the options granted under the Plan shall be shares of Cytec's authorized but unissued common stock, $.01 par value per share (the"Cytec Common Stock"), or shares of Cytec Common Stock held in treasury. Each outstanding option at October 9, 1998 to purchase common stock of the Company has been converted into an option to purchase .3098 shares of Cytec Common Stock for each share of AMT Common Stock for which such option was exercisable at a price per share of Cytec Common Stock equal to the aggregate exercise price for the shares of AMT Common Stock purchasable pursuant to such option divided by the aggregate

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number of shares of Cytec Common Stock deemed purchasable pursuant to such option, rounded up to the nearest whole cent. The total number of shares of Cytec Common Stock that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 108,430 shares of Cytec Common Stock; provided, however, that the class and aggregate number of shares which may be subject to options granted under the Plan shall be subject to adjustment as provided in
Section 8 hereof.

        3.2 Limitation on Grants. In no event may any Plan participant be granted options with respect to more than 100,000 shares of Company Common Stock under the Plan in any calendar year. The number of shares of Company Common Stock issuable pursuant to an option granted to a Plan participant in a calendar year that is subsequently forfeited, canceled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an option is subsequently reduced, the transaction shall be deemed a cancellation of the original option and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

SECTION 4. ELIGIBILITY. Notwithstanding anything else in this Plan to the contrary, no person shall be eligible to receive a grant of any options under this Plan on or after October 9, 1998. The remainder of this Section 4 remains only for purposes of interpreting options outstanding at October 9, 1998.

        4.1 PERSONS ELIGIBLE. Incentive Stock Options under the Plan may be granted only to officers and other employees of the Company or its subsidiaries. Nonqualified Options may be granted to officers or other employees of the Company or its subsidiaries, to members of the Board and to consultants or other persons who render services to the Company or its subsidiaries (regardless of whether they are also employees).

        4.2 GREATER-THAN-TEN-PERCENT STOCKHOLDERS. Except as may otherwise be permitted by the Code or other applicable law or regulation, no Incentive Stock Option shall be granted to an individual who, at the time the option is granted, owns (including ownership attributed pursuant to Section 424 of the Code) more than ten percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary (a "greater-than-ten-percent stockholder"), unless such Incentive Stock Option provides that (i) the purchase price per share shall not be less than one hundred ten percent of the fair market value of the common stock for which such option is exercisable at the time such option is granted, and (ii) that such option shall not be exercisable to any extent after the expiration of five years from the date it is granted.

        4.3 MAXIMUM AGGREGATE FAIR MARKET VALUE. The aggregate fair market value (determined at the time the option is granted) of the common stock with respect to which Incentive Stock Options are

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exercisable for the first time by any optionee during any calendar year (under the Plan and any other plans of the Company or any parent or subsidiary for the issuance of incentive stock options) shall not exceed $100,000 (or such greater amount as may from time to time be permitted with respect to incentive stock options by the Code or any other applicable law or regulation).

        4.4 OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. As compensation for services to the Company, each director of the Company who is a "Non-Employee Director," as that term is defined in Role 16b-3(b)(3) under the Exchange Act shall be automatically granted a Nonqualified Option to purchase 10,000 shares of Common Stock of the Company upon his or her election to the Board initially on or subsequent to the date on which this Plan is approved by stockholders as set forth in Section 12. Any director of the Company who is elected to the Board but who is not a Non-Employee Director at the time of his or her initial election and later becomes a Non-Employee Director shall be automatically granted an option to purchase 10,000 shares of Common Stock of the Company upon his or her first election to the Board as a Non-Employee Director. Each such grant (an "Initial Option Grant") shall become exercisable in its entirety on the first anniversary of the date of the grant and shall expire on the fifth annual anniversary of the date of grant. At the first meeting of the Board of Directors following each annual meeting of stockholders, commencing with the first meeting of the Board of Directors following the Company's annual meeting of stockholders in 1997, each Non-Employee Director (other than any Non-Employee Director who has received an Initial Option Grant as a result of election to the Board at such meeting) shall be automatically granted an additional Nonqualified Option to purchase 10,000 shares of Common Stock of the Company (the "Subsequent Option Grant"). Each Subsequent Option Grant shall become exercisable in its entirety on the first anniversary of the date of grant and shall expire on the fifth annual anniversary of the date of grant. The exercise price per share of Common Stock of the Company of each Nonqualified Option granted pursuant to this
Section 4.4 shall be equal to the fair market value of the Common Stock of the Company on the date the Nonqualified Option is granted, such fair market value to be determined in accordance with the provisions of Section 6.3.

     The rights of a Non-Employee Director in an Option granted under this
Section 4.4 shall terminate 60 days after such Director ceases to be a Director of the Company or on the specified expiration date, if earlier; provided, however, that if the Non-Employee ceases to be a Director for cause, as defined in Section 5.1, the rights shall terminate immediately on the date on which he ceases to be a Director.

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          No Nonqualified Option granted under this Section 4.4 shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such options shall be exercisable during the optionee's lifetime only by the optionee. Any Nonqualified Option granted to a Non-Employee Director and outstanding on the date of his or her death may be exercised by the legal representative or legatee of the optionee for a period of one year from the date of death or until the expiration of the stated term of the option, if earlier.

          Nonqualified Options granted under this Section 4.4 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price may be made by one or more of the methods specified in Section 7.2. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an option and not as to unexercised options.

          The provisions of this Section 4.4 shall apply only to options granted or to be granted to Non-Employee Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any option issued under this Plan to a participant who is not a Non-Employee Director of the Company. To the extent inconsistent with the provisions of any other Section of this Plan, the provisions of this Section 4.4 shall govern the rights and obligations of the Company and Non-Employee Directors respecting options granted or to be granted to Non-Employee Directors.

SECTION 5.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

        5.1 TERMINATION OF EMPLOYMENT. Except as may be otherwise expressly provided in (x) the terms and conditions of the option granted to an optionee or (y) Schedule 7.8 to the Merger Agreement, options shall terminate on the earlier of:

            (a)  the date of expiration thereof,

            (b) the date of termination of the optionee's employment with or services to the Company by it for cause (as determined by the Company), or voluntarily by the optionee; or

            (c) 30 days after the date of termination of the optionee's employment with or services to the Company by it without cause; provided that Nonqualified Options granted to persons who are not employees of the Company need not, unless the Board determines otherwise, be subject to the provisions set forth in clauses (b) and (c) above.

     An employment relationship between the Company and the optionee shall be deemed to exist during any period in which the

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optionee is employed by the Company or any affiliate of the Company. Whether authorized leave of absence, or absence on military or government service, shall constitute termination of the employment relationship between the Company and the optionee shall be determined by the Board at the time thereof.

          As used herein, "cause" shall mean (x) any material breach by the optionee of any agreement to which the optionee and the Company or any affiliate of the Company are both parties, (y) any act or omission to act by the optionee which may have a material and adverse effect on the Company's business or any of its affiliate's businesses or on the optionee's ability to perform services for the Company or any affiliate of the Company, including without limitation, the commission of any crime (other than ordinary traffic violations), or (z) any material misconduct or material neglect of duties by the optionee in connection with the business or affairs of the Company or any affiliate of the Company.

        5.2 DEATH OR PERMANENT DISABILITY OF OPTIONEE. In the event of the death or permanent and total disability of the holder of an option prior to termination of the optionee's employment with or services to the Company or any affiliate of the Company and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or one year following the date of such death or disability. After the death of the optionee, his/her executors, administrators or any person or persons to whom his/her option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to such termination to exercise the option to the extent the optionee was entitled to exercise such option immediately prior to his/her death. An optionee is permanently and totally disabled if he/she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months; permanent and total disability shall be determined in accordance with
Section 22(e) (3) of the Code and the regulations issued thereunder.

SECTION 6.  TERMS OF THE OPTION AGREEMENTS

            Each option agreement shall be in writing and shall contain such terms, conditions, restrictions, if any, and provisions as the Board shall from time to time deem appropriate. Such provisions or conditions may include without limitation restrictions on transfer, repurchase rights, or such other provisions as shall be determined by the Board, provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an incentive option within the meaning of Section 422 of the Code. Option

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agreements need not be identical, but each option agreement by appropriate language shall include the substance of all of the following provisions:

        6.1 EXPIRATION OF OPTION. Subject to Section 4.4 hereof, notwithstanding any other provision of the Plan or of any option agreement, each option shall expire on the date specified in the option agreement, which date shall not, in the case of an Incentive Stock Option, be later than the tenth anniversary (fifth anniversary in the case of a greater-than-ten-percent stockholder) of the date on which the option was granted, or as specified in
Section 5 of this Plan.

        6.2 EXERCISE. Subject to Sections 4.4 and 7.3 hereof, each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Board in its discretion may specify upon granting the option.

        6.3 PURCHASE PRICE. Subject to Section 4.4 hereof, the purchase price per share under each option shall be determined by the Board, at the time the option is granted; provided, however, that the option price of any Incentive Stock Option shall not, unless otherwise permitted by the Code or other applicable law or regulation, be less than the fair market value of the common stock for which the option is exercisable on the date the option is granted (110% of the fair market value in the case of a greater-than-ten-percent stockholder). For the purpose of the Plan the fair market value of such common stock shall be the closing price per share on the date of grant of the option as reported by the NASDAQ Stock Market, Inc. ("NASDAQ"), or, if such common stock is not quoted on NASDAQ, as reported by a nationally recognized stock exchange, or, if such common stock is not listed on NASDAQ or such an exchange, the fair market value as determined by the Board.

        6.4 TRANSFERABILITY OF OPTIONS. Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his or her lifetime, only by him or her.

        6.5 RIGHTS OR OPTIONEES. No optionee shall be deemed for any purpose to be the owner of any shares of Cytec Common Stock subject to any option unless and until the option shall have been exercise pursuant to the terms thereof, and Cytec shall have issued and delivered the shares to the optionee.

        6.6  LOCKUP AGREEMENT.  The Board may in its discretion specify upon

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granting an option that the optionee shall agree for a period of time from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company of such underwriters, as the case may be.

SECTION 7.  METHOD OF EXERCISE; PAYMENT OF PURCHASE PRICE

        7.1 METHOD OF EXERCISE. Any option granted under the Plan may be exercised by the optionee by delivering to Cytec on any business day a written notice specifying the number of shares of Cytec Common Stock the optionee then desires to purchase and specifying the address to which the certificates for such shares are to be mailed (the "Notice"), accompanied by payment for such shares.

        7.2 PAYMENT OF PURCHASE PRICE. Payment for the shares of Cytec Common Stock purchased pursuant to the exercise of an option shall be made by:

             (a) cash in an amount, or a check, bank draft or postal or express money order payable in an amount, equal to the aggregate exercise price for the number of shares specified in the Notice;

             (b) with the consent of the Board , shares of Cytec Common Stock having a fair market value (as defined for purposes of Section 6.3 hereof) equal to such aggregate exercise price;

             (c) with the consent of the Board, a personal recourse note issued by the optionee to Cytec, in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Board may determine in its discretion; provided that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code;

             (d) with the consent of the Board, such other consideration that is acceptable to the Board and that has a fair market value, as determined by the Board, equal to such aggregate exercise price including any broker-directed cashless exercise/resale procedure adopted by the Board; or

             (e) with the consent of the Board, any combination of the foregoing.

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     As promptly as practicable after receipt of the Notice and accompanying payment, Cytec shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when Cytec or a stock transfer agent of Cytec shall have deposited such certificates in the United States mail, addressed to the optionee, at the address specified in the Notice.

        7.3 Special Limits Affecting Section 16 (b) Option Holders. Shares issuable upon exercise of options granted to a person who in the opinion of the Board may be deemed to be a director or officer of the Company within the meaning of Section 16(b) of the Exchange Act and the rules and regulations thereunder shall not be sold or disposed of until after the expiration of six months following the date of grant.

SECTION 8.  CHANGES IN CYTEC'S CAPITAL STRUCTURE

        8.1 RIGHTS OF CYTEC. The existence of outstanding options shall not affect in any way the right or power of Cytec or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in Cytec's capital structure or its business, or any merger or consolidation of Cytec, or any issue of Cytec Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting Cytec Common Stock or the rights thereof, or the dissolution or liquidation of Cytec, or any sale or transfer of all or any part of Cytec's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        8.2 RECAPITALIZATION, STOCK SPLITS AND DIVIDENDS. If Cytec shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Cytec Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then (i) the number, class, and price per share of shares of stock subject to outstanding options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an option, for the same aggregate cash consideration, the same total number and class of shares as he or she would have received as a result of the event requiring the adjustment had he or she exercised his or her option in full immediately prior to such event; and (ii) the number and class of shares with respect to which options may be granted under the Plan, and the number and class of shares set forth in Sections 3.3 and 4.4, shall be adjusted by substituting for the total number of shares of Cytec Common Stock then reserved for issuance

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under the Plan that number and class of shares of stock that the owner of an equal number of outstanding shares of Cytec Common Stock would own as the result of the event requiring the adjustment.

        8.3 MERGER WITHOUT CHANGE OF CONTROL. After a merger of one or more corporations into Cytec, or after a consolidation of Cytec and one or more corporations in which (i) Cytec shall be the surviving corporation, and
(ii) the stockholders of Cytec immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent of the voting power of Cytec, each holder of an outstanding option shall, at no additional cost, be entitled upon exercise of such option to receive in lieu of the number of shares as to which such option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Cytec Common Stock equal to the number of shares for which such option was exercisable.

        8.4 SALE OR MERGER WITH CHANGE OF CONTROL. If Cytec is merged into or consolidated with another corporation under circumstances where Cytec is not the surviving corporation, or if there is a merger or consolidation where Cytec is the surviving corporation but the stockholders of Cytec immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent of the voting power of Cytec, or if Cytec is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, each holder of an outstanding option shall be entitled, upon exercise of such option, to receive, in lieu of shares of Cytec Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Cytec Common Stock received pursuant to the terms of the merger, consolidation, liquidation, sale or disposition; (ii) the Board may accelerate the time for exercise of all unexercised and unexpired options to and after a date prior to the effective date of such merger, consolidation, liquidation, sale or disposition, or (iii) all outstanding options may be cancelled by the Board as of the effective date of any such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to each holder of an option and (y) each holder of an option shall have the right to exercise such option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired

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options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

        8.5 ADJUSTMENTS TO CYTEC COMMON STOCK SUBJECT TO OPTIONS. Except as hereinbefore expressly provided, the issue by Cytec of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Cytec convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Cytec Common Stock then subject to outstanding options.

        8.6 MISCELLANEOUS. Adjustments under this Section 8 shall be determined by the Board and such determinations shall be conclusive. No fractional shares of Common Stock shall be issued under the Plan on account of any adjustment specified above.

SECTION 9.   GENERAL RESTRICTIONS

        9.1 INVESTMENT REPRESENTATIONS. Cytec may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to Cytec to the effect that such person is acquiring the Cytec Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as Cytec deems necessary or appropriate in order to comply with federal and applicable state securities laws.

        9.2 COMPLIANCE WITH SECURITIES LAWS. Cytec shall not be required to sell or issue any shares under any option if the issuance of such shares shall constitute a violation by the optionee or by Cytec or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933, as now in effect or hereafter amended (the "Securities Act"), upon exercise of any option, Cytec shall not be required to issue such shares unless Cytec has received evidence satisfactory to it to the effect that the holder of such option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to Cytec has been received by Cytec to the effect that such registration is not required. Any determination in this connection by Cytec shall be final, binding and conclusive. In the event the shares issuable on exercise of an option are not registered under the Securities Act, Cytec may imprint upon any certificate representing shares so issued the following legend or any other legend which counsel for Cytec considers necessary or advisable to comply with the Securities Act and with applicable state securities laws:

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               The shares of stock represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of its counsel that such registration is not required, except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, that registration is not required for such sale or transfer.

          Cytec may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act; and in the event any shares are so registered, Cytec may remove any legend on certificates representing such shares. Cytec shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        9.3 EMPLOYMENT OBLIGATION. The granting of any option shall not impose upon the Company or any of its affiliates any obligation to employ or continue to employ any optionee; and the right of the Company or any of its affiliates to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to him or her.

SECTION 10.   WITHHOLDING TAXES

        10.1 Rights of Cytec. Cytec may require an employee exercising a Nonqualified Option, or disposing of shares of Cytec Common stock acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (as defined in Section 421(b) of the Code), to reimburse Cytec for any taxes required by any government to be withheld or otherwise deducted and paid by Cytec in respect of the issuance of disposition of such shares. In lieu thereof, Cytec shall have the right to withhold the amount of such taxes from any other sums due or to become due from Cytec or any of its subsidiaries to the employee upon such terms and conditions as Cytec may prescribe. Cytec may, in its discretion, hold the stock certificate to which such employee is otherwise entitled upon the exercise of an option as security for the payment of any such withholding tax liability, until cash sufficient to pay that liability has been received or accumulated.

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        10.2  Notice of Disqualifying Disposition.  Each holder of an Incentive
Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Common Stock purchase upon exercise of the Incentive option.

SECTION 11.    AMENDMENT OR TERMINATION OF THE PLAN

        11.1 Amendment. The Board may terminate the Plan and may amend the Plan at any time, and from time to time, subject to the limitation that, except as provided in Section 8 hereof, no amendment shall be effective unless approved by the stockholders of the Company and of Cytec in accordance with applicable law and regulations, at an annual or special meeting held within 12 months before or after the date of adoption of such amendment, in any instance in which such amendment would: (i) increase the number of shares of Cytec Common Stock that may be issued under, or as to which Options may be granted pursuant to, the Plan; or (ii) change in substance the provisions of Section 4 hereof relating to eligibility to participate in the Plan. In addition, the provisions of Section
4.4 shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without limiting the generality of the foregoing, the Board is expressly authorized to amend the Plan, at any time and from time to time, to conform it to the provisions of Rules 16b-3 under the Exchange Act, as that Rule may be amended from time to time.

        Except as provided in Section 8 hereof, the rights and obligations under any option granted before amendment of the Plan or any unexercised portion of such option shall not be adversely affected by amendment of the Plan or such option without the consent of the holder of such option.

        11.2 Termination. The Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate the Plan at any earlier time for any or no reason. No Option may be granted after the Plan has been terminated. No Option granted while the Plan is in effect shall be altered or impaired by termination of the Plan, except upon the consent of the holder of such Option. The power of the Board to construe and interpret the Plan and the Options granted prior to the termination of the Plan shall continue after such termination.

SECTION 12.    NONEXCLUSIVITY OF THE PLAN

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               Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, with limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 13.    EFFECTIVE DATE AND DURATION OF PLAN

               The Plan shall become effective upon its adoption by the Board of Directors provided that the stockholders of the Company shall have approved the Plan within twelve months prior to or following the adoption of the Plan by the Board. No option may be granted under the Plan after the tenth anniversary of the effective date. The Plan shall terminate (i) when the total amount of the Stock with respect to which options may be granted shall have been issued upon the exercise of options or (ii) by action of the Board of Directors pursuant to
Section 11 hereof, whichever shall first occur.

SECTION 14.    PROVISION OF GENERAL APPLICATION

        14.1 Severability. The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision of the Plan, each of which shall remain in full force and effect.

        14.2 Construction. The headings in the Plan are included for convenience only and shall not in any way effect the meaning or interpretation of the Plan. Any term defined in the singular shall include the plural, and vice versa. The words "herein," "hereof" and "hereunder" refer to the Plan as a whole and not to any particular part of the Plan. The word "including" as used herein shall not be construed so as to exclude any other thing not referred to or described.

        14.3 Further Assurances. The Company and any holder of an option shall from time to time execute and deliver any and all further instruments, documents and agreements and do such other and further acts and things as may be required or useful to carry out the intent and purpose of the Plan and such option and to assure to the Company and such option holder the benefits contemplated by the Plan; provided, however, that neither the Company nor any option holder shall in any event be required to take any action inconsistent with the provisions of the Plan.

        14.4 Governing Law. The Plan and each Option shall be governed by the laws of the State of Delaware.

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